

SilverBow Resources Corporate Presentation

May 2020

SilverBow
RESOURCES®

Forward-Looking Statements







THE MATERIAL INCLUDED herein which is not historical fact constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "estimated," "projected," "potential," "anticipated," "forecasted" or other words that convey the uncertainty of future events or outcomes. Although the Company believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: the severity and duration of world health events, including the recent COVID-19 outbreak, related economic repercussions and the resulting severe disruption in the oil and gas industry and negative impact on demand for oil and gas, which is negatively impacting our business; the current significant surplus in the supply of crude oil and actions by the members of the Organization of the Petroleum Exporting Countries ("OPEC") and Russia (together with OPEC and other allied producing countries, "OPEC+") with respect to oil production levels and announcements of potential changes in such levels, including the ability of the OPEC+ countries to agree on and comply with supply limitations; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees, remote work arrangements, performance of contracts and supply chain disruptions; shut-in of production due to decreases in available storage capacity; oil and natural gas price levels and volatility, our ability to satisfy our short- or long-term liquidity needs; our ability to execute our business strategy, including the success of our drilling and development efforts; timing, cost and amount of future production of oil and natural gas; expectations regarding future free cash flow; and other factors discussed in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed thereafter. The Company can give no assurance that estimates and projections contained in such statements will prove to have been correct. This presentation references non-GAAP financial measures. Please see the Appendix to this presentation for definitions and reconciliations to the most directly comparable GAAP measure.

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC.

These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION includes information regarding our PV-10 as of 12/31/19. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. Please see the Appendix to this presentation for a reconciliation of PV-10 to Standardized Measure.

SilverBow RESOURCES®

SilverBow Investment Highlights

SBOW
LISTED
NYSE

Pure Play Eagle Ford E&P	Established operator with deep technical experience and in-basin knowledge
Balanced Commodity Mix	Inventory provides optionality in capital allocation based on prevailing commodity prices
Exposure to Premium Markets	Competitive advantage from exposure to premium Gulf Coast pricing
Focus on Costs & Margins	Peer-leading cost structure with relentless focus on margins and capital efficiency
Returns Driven	Maximize return on capital investments through repeat execution and financial discipline

Long-term strategy remains in tact in the face of current market conditions

Company Overview

SBOW
LISTED
NYSE

SilverBow RESOURCES®

Strategic Aim Targeted Results

SilverBow is an independent oil and gas company with operations across ~200,000 net acres spanning all commodity phase windows of the Eagle Ford Shale in South Texas


Dimmit
La Salle
Mc Mullen
Live Oak
Webb
Legend
SilverBow Acreage

Corporate Profile

- **DISCIPLINE** — Ability to allocate capital across a diversified commodity base
- **EXECUTION** — Consistently strong production and sustained Adjusted EBITDA growth
- **PRICING** — Infrastructure proximity to premium Gulf Coast markets
- **EFFICIENCY** — Focus on reducing costs to maximize margins and returns
- **FLEXIBILITY** — Balance sheet provides financial and operational flexibility
- **LEADERSHIP** — Proven management team with substantial experience in the play

In response to current market conditions, SBOW has taken significant steps to reduce activity across its operations, improve cash flow and preserve liquidity

SBOW
LISTED
NYSE

ESG: At the Core of Our Business

Environmental

SilverBow is committed to reducing environmental impact through sustainable operations

- Maintains a zero routine flaring goal
- Owns no disposal wells or waterflood areas
- Utilizes green flowbacks to limit gas flaring

Social

SilverBow incentivizes workforce through cultural values, transparency and rewarding performance

- Quarterly awards & incentives for 'MVP' employees
- Committed to the community, including employee volunteer days, feeding the hungry, serving the military and supporting education
- Employees empowered in decision making

Governance

SilverBow aligns executive compensation with the creation of shareholder value

- 6 out of 7 Directors are Independent, incl. Chairman
- Annual Say-On-Pay Vote and Independent Compensation Consultant
- Annual compliance commitment by all Directors, Officers and employees

Safety

SilverBow endeavors to maintain a safe and incident free workplace

- 750+ days since last Company-wide incident
- Safety is a top priority; Rolling Avg. TRIR[(1)] of 0.00
- Proactive measures taken in response to COVID-19
- Compliance with all federal and state guidelines

We Care About Our Community

SilverBow Resources Cares

SilverBow takes pride in serving the community around us and is committed to being an impactful corporate citizen



(1) Total Recordable Incident Rate (TRIR) is total number of recordable incidents x 200,000 divided by total man hours worked

1Q20: Rapid Response to Current Market Conditions

SBOW
LISTED
NYSE

1Q20 HIGHLIGHTS

Decisive Actions Taken to Combat Volatility	*Capex reduction and production deferrals laying groundwork for > 75% FCF yield*
$26MM of Free Cash Flow[(1)]	*Driven by operational efficiencies, hedging gains and unwind proceeds*
Balance Sheet Prioritization & Debt Reduction	*Reduced net debt by $23MM and net debt-to-Adjusted EBITDA to 2.02x*
Active Risk Management Program	*~$38MM of oil unwind proceeds; added gas hedges for future development*
Opportunistic A&D	*Doubled dry gas acreage, divesting non-core Wyoming assets[(2)]*
Continued Operational Efficiency Gains	*28% decrease in drilling costs, 9% increase in proppant pumped*

1Q20 demonstrates SBOW's ability to execute in an unprecedented environment

(1) Refer to Appendix for calculation of Free Cash Flow
(2) Divestiture of Powder River Basin assets is expected to close in May 2020

2020: SilverBow's Strategy in Play

SBOW
LISTED
NYSE

	Key Objectives		Key Actions Taken
Free Cash Flow Generation	Investment flexibility across balanced mix	Aligning production with optimal pricing	▪ Reduced FY20 Capex by ~55% to $80-$95 million; $100 million decrease from prior range ▪ Curtailed production and deferred completing/TIL 8 DUCs to align with higher commodity prices ▪ FCF[1] target of $40-$50 million for FY20
Corporate Efficiency	Cost reduction & expense management	Improving well performance & cycle times	▪ ~$10 million of total operating expense reductions identified with initiatives underway ▪ Relentless focus on improving well results from existing acreage ▪ Multiple playbooks prepared for late 2020/2021
Portfolio Optimization	Opportunistic A&D extends high return inventory	Balanced mix of oil and gas locations	▪ Recent acquisition doubles net acreage position in Eagle Ford dry gas window ▪ Divesting non-core Wyoming royalty interests ▪ Optionality for pivot to gas development towards YE20 should gas prices continue to outperform
Balance Sheet Strength	Absolute debt reduction	Active risk management program	▪ Prioritize debt paydown until commodity prices justify drill-bit reinvestment ▪ Monetized excess oil hedges for ~$38 million of cash proceeds in late March ▪ Added additional gas hedges to protect returns ▪ Current MTM hedge value of ~$45 million[2]

(1) Free Cash Flow defined as Adjusted EBITDA plus hedge monetization less cash interest expense, capital expenditures and cash taxes
(2) As of 5/4/20. Refer to Appendix for Hedging Summary

SBOW LISTED NYSE

Operational Evolution Through a Volatile Environment

Since inception, SBOW has maintained a successful, consistent track record of both strategic A&D and organic growth within the Eagle Ford

2016 — **Lake Washington**: *Strategic sale of East Louisiana field to focus on Eagle Ford*

2017 — **Gas Acreage Expansion**: *Acquired assets across basin, growing Eagle Ford position by adding 35,000+ net acres*

2018 — **Olmos**: *Sale of South Texas assets for $35MM*

2018 — **Liquids Acq.**: *Acquired oil assets close to existing SBOW liquids position*

2019 — **DVO**: *Acquired oil acreage in Dimmit County, initiated focus into liquids-rich window*

2019 — **La Mesa**: *Farm-in opportunity, lease to sales in only 190 days, 123 Bcf reserves in place*

2020 — **Balanced Mix**: *Increased liquids mix; doubled position in Eagle Ford dry gas window to 165,000 net acres*

2020 — **Liquidity Mgmt.**: *Monetized $38MM of excess oil hedges; activity deferrals to optimize returns*

SBOW is well positioned today given its diversified commodity portfolio

2020 Operating Plan Provides Optionality

SBOW
LISTED
NYSE

Commentary

- Maximize FCF generation in current environment (e.g. capex reductions, activity deferrals and hedge unwinds)
- Strategically shift production volumes to higher priced periods, with downside hedge protection
- Capitalize on opportunistic A&D and continue to develop most-valuable wells as dictated by prices
- Pivot investment to high-rate gas producing inventory, enabled by asset flexibility and operational agility

Operating & Financial Goals

Protect *balance sheet and minimize cash outlay*

Increase *cash position through multiple levers available*

Optimize *production timing to align with higher prices*

Capex

Predicated on production economics



($MM)
$200
$150
$100
$50
-
$175-$195
~(55%)
$80-$95
Prior Guidance
Current

Production

Inclusive of curtailments and deferrals



(MMcfe/d)
200
150
100
50
0
NGL
Oil
Gas
115-140
164-185
2Q20E
FY20E

Free Cash Flow(1)

Prioritizing debt paydown



($MM)
$60
$45
$30
$15
-
Implies > 75% FCF Yield
$26
$40-$50
1Q20
FY20E

All D&C activity deferred to 2H20 with ability to shift to gas development in late 2020

(1) Refer to Appendix for calculation of Free Cash Flow. Free Cash Flow Yield based on SBOW's trailing 30-day weighted average market capitalization

Diversifying Commodity Mix

Commentary

- 2019/1Q20 liquids development focus broadens exposure to PDP production base
  - 81% oil hedged based on midpoint of FY20 guidance
- Expansion of offsetting acreage in gas window further enhances development optionality
- Well-positioned to capitalize on recovery in oil or gas; beneficiary of declining associated gas production

Near-term focus on liquidity management, with development optionality across growing asset base

Diversified Asset Base


35,000 net liquids acres
~20% of total acreage
165,000 net gas acres
~80% of total acreage
Dimmit
La Salle
McMullen
Live Oak
Webb
Duval
Legend
SBOW
Phase Windows
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas
Miles

Commodity Pricing[1]


($/Bbl)
($/MMBtu)
$70
$60
$50
$40
$30
$20
$10
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21
Oil (4/24)
Oil (2/17)
Gas (4/24)
Gas (2/17)

Revenue Split by Commodity


($MM)
$100
$75
$50
$25
$0
100%
75%
50%
25%
0%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2018
2019
2020
Liquids Revenue
Gas Revenue
% Revenue From Gas

Well-balanced portfolio allows SBOW to pivot according to prevailing commodity prices

(1) NYMEX strip pricing as of 4/24/20

Balanced Portfolio: Returns Driven Strategy

SBOW
LISTED
NYSE

Pivoting Between Oil & Gas: New Production and New Wells (2019-2020)



(MMcf/d)
(Bbls/d)
Net Gas Sales
Net Oil Sales
125
100
75
50
25
0
5,000
4,000
3,000
2,000
1,000
0
Liquids Focus (2Q/3Q19): Liquids development program to diversify and balance production mix
Added more than 50 MMcf/d in ~45 days
Added more than 4 MBbls/d in ~6 months
Gas Focus (1Q19): Fasken completions (100% gas)
Gas Focus (4Q19): La Mesa farm-in opportunity; 6 well super pad (100% gas)
Liquids Focus (1Q20): Pivot back to liquids development
2
3
7
1
5
3
2
2
2
6
1
2
3
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Oil Wells
Gas Wells
Net Gas Sales (MMcf/d)
Net Oil Sales (Bbls/d)

Agility to focus on either oil or gas development while showcasing the ability to ramp production from either commodity in a relatively short time period

Note: Gross well counts shown

Eagle Ford: Premium Markets Driving Premium Margins

SBOW
LISTED
NYSE

Regional Pricing Benefits

- 100% of oil and gas production receives premium Gulf Coast pricing
- Access to premium markets provides enhanced net-backs and pricing realizations
- Geographically advantaged differentials enhance low cost basis vs. peers
- Significant regional infrastructure presents no takeaway capacity concerns

Providing for Sources of Demand Growth

- Ideally located to meet growing demands via existing regional infrastructure
- Gulf Coast location provides export optionality

Petrochem. Complex	LNG Exports	Mexico Exports
+0.5 Bcf/d	+4-5 Bcf/d	+1-3 Bcf/d
in 2019	in 2019 & 2020	in 2019 & 2020

2019 Texas Gulf Coast Oil Differentials



Cushing (WTI)
Texas
Midland
LLS
Eagle Ford Shale
MEH
Differentials to WTI
-$5
$0
$5
$10
-$0.78
Midland
LLS
$5.70
MEH
$4.88

All crude oil production priced at Gulf Coast premiums with no takeaway constraints

2019 Natural Gas Pricing & Differentials

Gulf Coast and HSC present best differentials to weather low natural gas price environment



Rockies
$2.15
($0.48)
Marcellus
$2.18
($0.45)
Panhandle
$2.04
($0.59)
$2.01
($0.62)
San Juan
Transco
$2.57
($0.06)
$0.84
($1.79)
HSC
Waha
$2.61
($0.02)
Henry Hub
$2.63
Legend
Price
Diff.

Gulf Coast markets yielding $0.04/Mcf to $1.77/Mcf higher netbacks vs. others

Source: Platt's Inside GMR vs. Henry Hub information, EIA 2019 Annual Energy Outlook and J.P. Morgan

SilverBow Realizes Favorable Pricing vs. Peers

SBOW
LISTED
NYSE

Realized Oil Prices vs. Peers



SBOW Average = $2.29 per Bbl Advantage
($/Bbl)
(% of WTI)
$75
$70
$65
$60
$55
$50
110%
100%
90%
80%
70%
60%
103%
101%
103%
104%
104%
103%
101%
98%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
SBOW
Peers
SBOW Oil Price as % of WTI

Realized Gas Prices vs. Peers



SBOW Average = $0.39 per Mcf Advantage
($/Mcf)
(% of HH)
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
110%
100%
90%
80%
70%
60%
100%
105%
102%
105%
102%
101%
104%
96%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
SBOW
Peers
SBOW Gas Price as % of HHub

SBOW consistently demonstrates stronger price realizations than peers

Source: Company filings and press releases. Peers include: AXAS, CHK, EOG, LONE, MGY, MTDR, MUR, PVAC, SM, SNDE

SBOW LISTED NYSE

Culture of Cost Reduction and Margin Expansion

RETURNS & MARGINS

Adjusted EBITDA Margin[(1)]



100%
80%
60%
40%
20%
0%
65%
73%
75%
73%
74%
75%
74%
70%
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
Adj. EBITDA Margin

ROCE[(2)]



25%
20%
15%
10%
5%
0%
21%
18%
18%
2017
2018
2019
ROCE

COST STRUCTURE

Cash G&A Expense



($MM)
($/Mcfe)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$4.5
$3.9
$4.0
$4.6
$5.0
$4.5
$4.6
$4.7
$0.31
$0.22
$0.19
$0.24
$0.23
$0.20
$0.22
$0.22
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
Cash G&A
$/Mcfe

All-in Cash Operating Costs



($/Mcfe)
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$1.12
$0.95
$0.93
$1.01
$0.95
$0.94
$0.94
$0.97
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
LOE
T&P
Production Taxes
Cash G&A

Focused on lowering costs and expanding margins

(1) Adjusted EBITDA Margin = Adjusted EBITDA / (Oil and Gas Sales + Derivative Cash Settlements Collected or Paid). Refer to Appendix for calculation of Adjusted EBITDA Margin

(2) Return on Capital Employed (ROCE) = EBIT / Average Capital Employed. Refer to Appendix for calculation of ROCE

Strong Well Results Across Acreage Position

SBOW
LISTED
NYSE

A **DVO**
15,895 net acres
100% W.I.
Liquids (%): 78%

B **La Salle Condensate**
12,296 net acres
(88% - 100%) W.I.
Liquids (%): 57%

C **AWP**
36,435 net acres
100% W.I.
Liquids (%): 55%

1 La Mesa
6 Well Pad (La Mesa)
30-day rate: 100 MMcf/d
100% Gas

2 Rio Bravo
Single Well (Rio Bravo)
30-day rate: 10.1 MMcf/d
100% Gas

3 NMC
Single Well (Oro Grande)
30-day rate: 11.2 MMcf/d
100% Gas

4 Bracken
2 Well Pad (AWP)
30-day rate: 18.7 MMcfe/d
87% Gas

5 GKT
2 well pad (Uno Mas)
30-day rate: 25.0 MMcfe/d
97% Gas



A
Dimmit
La Salle
B
C
N
Live Oak
McMullen
E
F
Duval
D
Webb
0
12.5
25
50
Miles

1 Crisp
3 Well Pad (Artesia)
30-day rate: 2,582 Boe/d
70% Liquids

2 Briggs
3 Well Pad (Artesia)
30-day rate: 2,930 Boe/d
75% Liquids

3 Evans
4 Well Pad (Artesia)
30-day rate: 3,340 Boe/d
51% Liquids

4 NBR
2 Well Pad (AWP)
30-day rate: 1,724 Boe/d
84% Liquids

5 SMR
2 Well Pad (AWP)
30-day rate: 1,850 Boe/d
95% Liquids

D **Webb County Gas**
7,753 net acres
(64% - 100%) W.I.
Gas (%): 100%

E **Oro Grande**
109,085 net acres
100% W.I.
Gas (%): 100%

F **Uno Mas**
15,662 net acres
100% W.I.
Gas (%): 96%

Focused on creating value across the Western Eagle Ford

Note: Average working interest shown for each area

Top-Tier Dry Gas Assets

SBOW
LISTED
NYSE

U.S. Onshore Gas Plays – 15% Full-Cycle IRR Gas Breakeven Prices(1)


($/Mcf)
SBOW's Webb County Dry Gas is among the highest quality across all U.S. gas basins
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$2.10
$2.35
$2.42
$2.60
$2.70
$2.78
$2.86
$2.90
$3.09
$3.25
$3.37
$3.40
$3.49
$3.54
$3.60
$3.61
$3.64
$4.08
$4.36
$5.13
Marcellus Shale - North East PA - Dry
Marcellus Shale - NE Upper Marcellus
Marcellus Shale - Southwest PA - Dry
Haynesville - N LA Core - Long Laterals
SBOW - Webb County Dry Gas(2)
Utica Shale - Dry Gas Ohio
Marcellus Shale - WV Dry
Haynesville - N LA Core - Standard Laterals
Marcellus Shale - Central PA
Marcellus Shale - Southwest PA - Wet
Utica Shale - Wet Gas
Cotton Valley - Horizontal
Fayetteville
Terryville
Marcellus Shale - WV Rich
Marcellus Shale - Southwest PA - Super Rich
Barnett Core
Rockies - Piceance
Arkoma Woodford
SCOOP Woodford Condy

SBOW sits near the top of the totem pole in an improving natural gas environment

Sources: J.P. Morgan equity research estimates; Bloomberg; internal estimates

(1) J.P. Morgan analysis based on 15% pre-tax well-head full-cycle returns criteria; IP and decline curves aggregated based on company and state reported production data. Assumes 10% service cost deflation (D&C capex); LOE held flat; G&A, T&P and interest expense included

(2) Internal analysis using consistent methodology to calculate breakeven gas price, includes interest expense for comparison purposes

Webb County Gas Area

Commentary

- Contiguous position spanning ~8,000 net acres
- Facilities and infrastructure already in place
- Excellent track record of cost efficiency and well performance
- 84 future development locations[(1)] yielding > 35% ROR[(2)]
- La Mesa six well pad produced 11.7 Bcf in the first 150 days with a per well average of 13 MMcf/d

Map Locator


La Mesa Ranch 1H
La Mesa Ranch 2H
La Mesa Ranch 3H
La Mesa Ranch 101H
La Mesa Ranch 102H
La Mesa Ranch 103H
La Mesa
440'
210'

Daily Production[(3)]


La Mesa Ranch 1H
La Mesa Ranch 2H
La Mesa Ranch 3H
La Mesa Ranch 101H
La Mesa Ranch 102H
La Mesa Ranch 103H
Daily Production (MMcf)
20
15
10
5
0
0
30
60
90
120
150
180
Days Online

Cumulative Production[(3)]


La Mesa Ranch 1H
La Mesa Ranch 2H
La Mesa Ranch 3H
La Mesa Ranch 101H
La Mesa Ranch 102H
La Mesa Ranch 103H
Cumulative Production (MMcf)
2,500
2,000
1,500
1,000
500
0
0
30
60
90
120
150
180
Days Online

(1) Potential locations for Webb County Gas Area include Fasken, La Mesa and Rio Bravo
(2) Assumes $2.50/Mcf gas pricing
(3) Early flowback/cleanup production not shown (first 7 days)

Operational Execution – Drilling Metrics

SBOW
LISTED
NYSE

Drilling Cost Efficiencies
Cost per Lateral Ft. (1)



$362
$275
$198
2018
2019
2020

Drilling Faster
Lateral Ft Drilled per Day (2)



537
709
1,046
2018
2019
2020

Decrease in Drill Costs (1Q20 / 2018)	**-45%**
Increase in Lateral Feet Drilled per Day (1Q20 / 2018)	**+95%**

Note: For each time period, includes all wells whose rig release occurred during that quarter or year (as appropriate)
(1) Cost to drill per day, from spud to rig release
(2) Total lateral drilled per day, spud to rig release

Operational Execution – Completion Metrics

Completion Cost Efficiencies
Completion Costs ($MM)(1)


$5.1
$3.8
$3.8
2018
2019
2020

Completing Faster
Stages Completed per Day(2)


4.4
9.2
9.6
2018
2019
2020

Completing Faster
CLAT Completed per Day(3)


878
1,779
1,871
2018
2019
2020

More Proppant Per Day
Proppant Pump per Day (1000 #)(4)


2,312
4,548
4,937
2018
2019
2020

Decrease in Completion Cost (1Q20 / 2018)	-25%
Increase in Number of Stages per Day (1Q20 / 2018)	+118%
Increase in CLAT Completed per Day (1Q20 / 2018)	+113%
Increase in Total Proppant Pumped per Day (1Q20 / 2018)	+114%

(1) Costs includes toe prep, stimulation, drill-out, tubing install and flowback
(2) Stages completed per day per pad, frac start to frac end
(3) CLAT stimulated per day per pad
(4) Average amount of proppant pumped per day, per pad (thousand of #s pumped)

SBOW
LISTED
NYSE

SilverBow's Navigation Framework

Today's E&P Industry is…

Capital Intensive | **Exposed to Uncertain Commodity Prices** | **Fragmented, Debt Burdened**

To Succeed, SilverBow's Decision-Making Must Center Around These Characteristics

Full-Cycle Returns Focus

- Minimal capex until prices justify returns
- Risk-mitigation through active hedging program
- Increasing operational efficiencies and well performance

Balanced Commodity Mix

- Flexible development program, minimal commitments
- Production optimization to align with prevailing commodity prices
- Optionality to pivot to gas development

Single-Basin Approach

- Eagle Ford exposed to premium Gulf Coast pricing vs. other basins
- In-depth focus on existing acreage block provides for low-cost structure and favorable A&D opportunities

Financial Discipline

- FCF target of $40-$50 million for FY20
- Debt reduction prioritization and liquidity management
- Future development program aligned with financial wherewithal

SilverBow's Winning Strategy to Drive Shareholder Value

SBOW
LISTED
NYSE

SilverBow's Value Proposition

SilverBow RESOURCES®

Pure Play Eagle Ford E&P

Established operator with deep technical experience and in-basin knowledge

Balanced Commodity Mix

Inventory provides optionality in capital allocation based on prevailing commodity prices

Focus on Costs & Margins

Peer-leading cost structure with relentless focus on margins and capital efficiency

Exposure to Premium Markets

Competitive advantage from exposure to premium Gulf Coast pricing

Returns Driven

Maximize return on capital investments through repeat execution and financial discipline

Well positioned to navigate challenging environment


Appendix

Financial Discipline is Integral to Strategy

- **Preserve financial flexibility**
  - Strong liquidity position: ~$146 million[1]
  - Active hedge program to protect cash flows and minimize downsize exposure
  - No near-term debt maturities
- **Relentless focus on driving down costs**
  - Monetize non-core assets to further streamline operations
- **Disciplined capital allocation**
  - Focused on full-cycle returns
  - Generating cash flow and pursuing accretive acquisitions
  - Strategic business planning across wide range of pricing and operational scenarios
- **Maintain strong balance sheet**
  - Net Debt / LTM Adjusted EBITDA[2]: 2.02x

Net Debt / LTM Adjusted EBITDA


4.00x
3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
Deleveraging
2.31x
2.20x
2.07x
2.05x
2.02x
1Q19
2Q19
3Q19
4Q19
1Q20

Debt Maturity Profile[1]


($MM)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Undrawn
$290
Credit Facility
$200
Second Lien
2020
2021
2022
2023
2024
2025

Fully funded 2020 capital program to remain within cash flow

(1) Cash and credit facility borrowings as of 3/31/20
(2) As of 3/31/20

Hedging Summary

SBOW
LISTED
NYSE

Current Hedge Position[1]

	2020 (Last 9 Months)	2021 (Full Year)	2022 (Full Year)
NYMEX HH GAS			
Swaps			
Gas (MMBtu)	22,512,000	3,350,333	
Wt Avg Price	$2.63	$2.66	
Collars			
Gas (MMBtu)	310,000	20,629,975	3,150,000
Wt Avg Floor	$2.60	$2.28	$2.50
Wt Avg Ceiling	$3.06	$2.91	$3.26
Total (Swaps & Collars)			
Gas (MMBtu)	22,822,000	23,980,308	3,150,000
Wt Avg Price	$2.63	$2.33	$2.50
NYMEX WTI OIL			
Swaps			
Oil (Bbl)	803,770	754,755	45,000
Wt Avg Price	$57.40	$51.85	$38.55
Oil Basis			
Swaps			
MEH-WTI (Bbls)	66,000		
Wt Avg Price	$3.35		
Swaps			
Monthly Roll (Bbls)	687,500		
Wt Avg Price	$0.49		
Gas Basis			
Swaps			
HH-HSC (MMBtu)	35,475,000	29,200,000	
Wt Avg Price	($0.04)	($0.00)	

SBOW's MTM value of hedge position: ~$45 million

Note: Hedge portfolio as of 5/4/20. 2020 includes April through December Hedges. MTM as of 5/4/20

(1) The above analysis assumes 1 Mcf equals 1 MMBtu

Capital Structure & Credit Profile

- **Revolving Credit Facility (due 2022)**
  - $400 million borrowing base
  - $279 million outstanding
  - LIBOR + 2.00%-3.00%
  - 11 banks led by J.P. Morgan
  - Total Debt / LTM Adjusted EBITDA < 4.0x
- **Second Lien Facility (due 2024)**
  - $200 million outstanding
  - LIBOR + 7.50%
  - December 2017 issuance
  - NC2, 102 in Year 3, 101 in Year 4 and par thereafter until maturity
  - Net Debt / LTM Adjusted EBITDA < 4.5x
- **Common Equity**
  - "SBOW" stock symbol and listed on NYSE
  - 11.887 million shares outstanding as of 5/1/20

Capitalization

($MM, except per unit amounts)

Share Price (5/1/20)	$5.25
Shares Outstanding (5/1/20)	11.887
Equity Market Capitalization	**$62.4**
Plus: Revolving Credit Facility[1]	$290.0
Plus: Second Lien[1]	200.0
Less: Cash and Cash Equivalents[1]	35.6
Enterprise Value	**$516.8**

Valuation Statistics	
EV / LTM Adjusted EBITDA[1]	2.3x
EV / 1Q20 Production ($/Mcfe/d)	$2,264
EV / Proved Reserves ($/Mcfe)[2]	$0.36

Credit Statistics	
Net Debt / LTM Adjusted EBITDA[1]	2.0x
Proved PV-10 / Total Debt[2]	2.0x
PDP PV-10 / Total Debt[2]	1.3x

Committed to maintaining financial strength and flexibility

(1) As of 3/31/20
(2) Reserves and PV-10 as of 12/31/19 using SEC pricing. Refer to Appendix for a reconciliation of PV-10 to Standardized Measure

2020 Guidance

SBOW
LISTED
NYSE

	ACTUAL					GUIDANCE	
	2Q19	3Q19	4Q19	FY19	1Q20	2Q20	FY20
Production Volumes:							
Oil (Bbls/d)	4,449	5,496	4,760	4,397	4,402	1,000 - 2,200	3,400 - 4,200
Gas (MMcf/d)	180	173	175	176	181	105 - 120	130 - 145
NGL (Bbls/d)	4,664	5,511	5,075	4,704	3,431	700 - 1,200	2,300 - 2,500
Total Reported Production (MMcfe/d)	**235**	**239**	**234**	**231**	**228**	115 - 140	164 - 185
% Gas	*77%*	*72%*	*75%*	*76%*	*79%*	*88%*	*79%*
Product Pricing:							
Crude Oil NYMEX Differential ($/Bbl)	$1.81	$0.70	($1.28)	$0.82	($0.92)	($8.00) - ($2.00)	NA
Natural Gas NYMEX Differential ($/Mcf)	$0.02	$0.09	($0.11)	$0.02	($0.04)	($0.06) - ($0.02)	NA
Natural Gas Liquids (% of WTI)	24%	21%	26%	26%	27%	30% - 38%	NA

Note: Table represents as-reported figures

Calculation of Adjusted EBITDA & Free Cash Flow

SBOW
LISTED
NYSE

($000s, except per unit metrics) (Unaudited)	2019 2Q	2019 3Q	2019 4Q	2019 FY	2020 1Q
Net Income / (Loss)	$64,704	$27,651	$6,248	$114,656	($5,858)
Plus:					
DD&A	24,029	24,937	25,145	95,915	23,439
Accretion of ARO	86	88	73	329	86
Interest Expense	9,306	9,435	9,061	36,561	8,407
Impairment of Oil & Gas Properties	-	-	-	-	95,606
Derivative (Gain) / Loss	(24,925)	(13,409)	10,070	(24,242)	(88,287)
Derivative Cash Settlements	4,319	11,407	8,035	24,808	12,613
Income Tax Expense / (Benefit)	(20,735)	1,039	(2,117)	(21,582)	(1,241)
Non-cash Equity Compensation	1,648	1,752	1,057	6,148	1,260
Adjusted EBITDA	**$58,432**	**$62,900**	**$57,572**	**$232,593**	**$46,025**
Plus:					
Monetized Derivative Contracts	-	-	-	-	38,310
Cash Interest Expense, Net	(8,825)	(9,045)	(8,235)	(34,408)	(8,048)
Capital Expenditures	(69,714)	(49,459)	(54,243)	(261,662)	(50,962)
Current Income Tax (Expense) / Benefit	(131)	(41)	(250)	(519)	176
Free Cash Flow	**($20,238)**	**$4,355**	**($5,156)**	**($63,996)**	**$25,501**
Adjusted EBITDA per Mcfe	*$2.73*	*$2.85*	*$2.67*	*$2.76*	*$2.22*
Adjusted EBITDA Margin[1]	*74%*	*75%*	*74%*	*74%*	*70%*

Note: Table represents as-reported figures
(1) Adjusted EBITDA Margin = Adjusted EBITDA / (Oil and Gas Sales + Derivative Cash Settlements Collected or Paid)

Calculation of Return on Capital Employed ("ROCE")

($000s, except per unit metrics) *(Unaudited)*	2019 FY	2018 FY	2017 FY
Net Income	**$114,656**	**$74,615**	**$71,971**
Plus:			
DD&A	95,915	68,035	46,933
Accretion of ARO	329	419	2,322
Interest Expense	36,561	27,666	15,070
Derivative (Gain) / Loss	(24,242)	9,777	(17,913)
Derivative Cash Settlements	24,808	(19,060)	(1,545)
Income Tax Expense / (Benefit)	(21,582)	928	(1,954)
Non-cash Equity Compensation	6,148	5,980	6,849
Adjusted EBITDA	**$232,593**	**$168,360**	**$121,733**
Less: DD&A	(95,915)	(68,035)	(46,933)
Adjusted EBIT (A)	**$136,678**	**$100,325**	**$74,800**
Total Debt	$395,000	$273,000	$159,000
Shareholders Equity	274,827	193,458	76,055
Capital Employed - Beginning of Year	**$669,827**	**$466,458**	**$235,055**
Total Debt	$479,000	$395,000	$273,000
Shareholders Equity	395,707	274,827	193,458
Capital Employed - Year End	**$874,707**	**$669,827**	**$466,458**
Average Capital Employed (B)[(1)]	**$772,267**	**$568,143**	**$350,757**
Return on Capital Employed (ROCE) (A / B)	**18%**	**18%**	**21%**

Note: Capital Employed - Beginning of Year represents prior year's balance sheet
(1) B = Average of Beginning of Year and Year-End Capital Employed

Reconciliation of PV-10 to Standardized Measure

Estimates of future net revenues from our proved reserves, Standardized Measure and PV-10 (PV-10 is a non-GAAP measure defined below), as of December 31, 2019, is made in accordance with SEC criteria, which is based on the preceding 12-months' average adjusted price after differentials based on closing prices on the first business day of each month, excluding the effects of hedging and are held constant, for that year's reserves calculation, throughout the life of the properties, except where such guidelines permit alternate treatment, including, in the case of natural gas contracts, the use of fixed and determinable contractual price escalations. We have interests in certain tracts that are estimated to have additional hydrocarbon reserves that cannot be classified as proved and are not reflected in the following table.

The following prices are used to estimate our SEC proved reserve volumes, year-end Standardized Measure and PV-10. The 12-month 2019 average adjusted prices after differentials were $2.62 per Mcf of natural gas, $58.37 per barrel of oil and $16.83 per barrel of NGL.

As noted above, PV-10 Value is a non-GAAP measure. The most directly comparable GAAP measure to the PV-10 Value is the Standardized Measure. We believe the PV-10 Value is a useful supplemental disclosure to the Standardized Measure because the PV-10 Value is a widely used measure within the industry and is commonly used by securities analysts, banks and credit rating agencies to evaluate the value of proved reserves on a comparative basis across companies or specific properties without regard to the owner's income tax position. We use the PV-10 Value for comparison against our debt balances, to evaluate properties that are bought and sold and to assess the potential return on investment in our oil and gas properties. PV-10 Value is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for any GAAP measure. Our PV-10 Value and the Standardized Measure do not purport to represent the fair value of our proved oil and natural.

The following table provides a reconciliation between the Standardized Measure and PV-10 Value of the Company's proved reserves:

(in millions, as of December 31, 2019)	**2019**
Standardized Measure of Discounted Future Net Cash Flows	$868
Future Income Taxes (Discounted at 10%)	108
SEC PV-10 Value	**$976**

PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

SBOWay

ONE TEAM

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Corporate Information

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
575 North Dairy Ashford, Suite 1200
Houston, Texas 77079
(281) 874-2700 or (888) 991-SBOW
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Director of Finance & Investor Relations
(281) 423-0314
IR@sbow.com

SilverBow RESOURCES®